UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
_______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 10, 2015
______________________________________________________________
GOOGLE INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36380	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
The disclosure in paragraphs 2, 3 and 8 of Item 8.01 is incorporated into this Item 5.02 by reference.

Item 7.01.    Regulation FD Disclosure.
Google issued a blog post in connection with the discussion under Item 8.01 below, the full text of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated under this Item 7.01 by reference.
The information in this Item 7.01 and Item 9.01(d) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibits be deemed incorporated by reference in any filing made by Google under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.
Operating Structure
On August 10, 2015, Google Inc. (“Google”) announced plans to create a new public holding company, Alphabet Inc. (“Alphabet”), and a new operating structure to increase management scale and focus on its consolidated businesses.  Under the new operating structure, its main Google business will include search, ads, maps, apps, YouTube and Android and the related technical infrastructure (the “Google business”).  Businesses such as Calico, Nest, and Fiber, as well as its investing arms, such as Google Ventures and Google Capital, and incubator projects, such as Google X, will be managed separately from the Google business.
In connection with the new operating structure and upon completion of the Alphabet Merger (as defined below), Larry Page will become the Chief Executive Officer (CEO) of Alphabet, Sergey Brin will become the President of Alphabet, Eric E. Schmidt will become the Executive Chairman of Alphabet, Ruth Porat will become the Senior Vice President and Chief Financial Officer (CFO) of Alphabet and David C. Drummond will become the Senior Vice President, Corporate Development, Chief Legal Officer and Secretary of Alphabet.  Larry, Sergey, Eric and David will transition to these roles from their respective roles at Google, whereas Ruth will also retain her role as the CFO of Google.
Concurrently upon completion of the Alphabet Merger, Sundar Pichai, age 43, will become the new CEO of Google Inc. Sundar is currently the Senior Vice President of Products at Google and oversees product management, engineering, and research efforts for Google’s products and platforms. Since joining Google in 2004, Sundar has led a number of key consumer products which are now used by hundreds of millions of people and, prior to his current role, served as Google’s SVP of Android, Chrome and Apps.  Sundar received a B.Tech. (Hons.) from the Indian Institute of Technology Kharagpur, a M.S. from Stanford University, and an MBA from The Wharton School of the University of Pennsylvania.

Holding Company Reorganization

Later this year, Google intends to implement a holding company reorganization (the “Alphabet Merger”), which will result in Alphabet owning all of the capital stock of Google.  Alphabet will initially be a direct, wholly owned subsidiary of Google. Pursuant to the Alphabet Merger, a newly formed entity (“Merger Sub”), a direct, wholly owned subsidiary of Alphabet and an indirect, wholly owned subsidiary of Google, will merge with and into Google, with Google surviving as a direct, wholly owned subsidiary of Alphabet.  Each share of each class of Google stock issued and outstanding immediately prior to the Alphabet Merger will automatically convert into an equivalent corresponding share of Alphabet stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Google stock being converted. Accordingly, upon consummation of the Alphabet Merger, Google’s current stockholders will become stockholders of Alphabet.  The stockholders of Google will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Alphabet Merger.

The Alphabet Merger will be conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations.  Effective upon the consummation of the Alphabet Merger, Alphabet will adopt an amended and restated certificate of incorporation and amended and restated bylaws that are identical to those of Google immediately prior to the consummation of the Alphabet Merger, except for the change of the name of the corporation as permitted by Section 251(g).  Furthermore, the conversion will occur automatically without an exchange of stock certificates.  Stock certificates previously representing shares of a class of Google stock will represent the same number of shares of the corresponding class of Alphabet stock after the Alphabet Merger. Following the consummation of the Alphabet Merger, shares of Class C Capital Stock and Class A Common Stock will continue to trade on the NASDAQ Global Select Market under the symbol “GOOG” and “GOOGL” respectively.  With respect to Alphabet stock, Larry, Sergey, Eric and their respective specified affiliated entities, as well as Alphabet, will be bound, without any modification, by the same restrictions, undertakings and obligations that are imposed under the Transfer Restriction Agreements, related Joinders and other documentation entered into in connection with the prior settlement of the litigation relating to Class C Capital Stock.

Upon consummation of the Alphabet Merger, the directors of Alphabet will be the same individuals who are the directors of Google immediately prior to the Alphabet Merger.

Financial Reporting

The new legal and operating structure will be introduced in phases over the coming months and when finalized, Google anticipates that it will result in two reportable segments for financial reporting purposes, with the Google business presented separately from other Alphabet businesses taken as a whole.  Accordingly, Alphabet will report its results under this new structure commencing with its Q4 earnings release and its Annual Report on Form 10-K for the period ending December 31, 2015.

Other Changes

Concurrently upon completion of the Alphabet Merger, Omid Kordestani will transition from his role as Google’s Chief Business Officer to become an Advisor to Alphabet and Google.

Safe Harbor Statement
This Current Report on Form 8-K contains forward-looking statements regarding the proposed Alphabet Merger, related board and management composition, and financial reporting on a segmented basis.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the entities to consummate the Alphabet Merger and to change its anticipated reportable segments. Other risks and uncertainties that can affect actual results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2014 and our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and in other filings we make with the Securities and Exchange Commission, which are on file with the SEC and are available on our investor relations website at investor.google.com and on the SEC website at www.sec.gov. All information provided in this Current Report on Form 8-K is as of August 10, 2015, and we undertake no duty to update this information unless required by law.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Google Blog Post

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: August 10, 2015	/s/ KENT WALKER
Kent Walker Senior Vice President and General Counsel